EXHIBIT 24.1

                                POWER OF ATTORNEY



         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Randy Harp and Kathleen S. Pinson, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8, relating to up to 375,000 additional shares of Common Stock that may be issued pursuant to awards under the Stock Option Plan, as amended and restated, of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Signature                       Title                       Date


/s/ HARLAND C. STONECIPHER        Chairman of the Board           May 20, 1998
------------------------------    of Directors
    Harland C. Stonecipher

                                POWER OF ATTORNEY



         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Kathleen S. Pinson, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8, relating to up to 375,000 additional shares of Common Stock that may be issued pursuant to awards under the Stock Option Plan, as amended and restated, of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         Signature                       Title                        Date


/s/ RANDY HARP                Chief Financial Officer, Chief      May 20, 1998
-------------------------     Operating Officer and Director
    Randy Harp

                                POWER OF ATTORNEY




         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Randy Harp, and each or any of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8, relating to up to 375,000 additional shares of Common Stock that may be issued pursuant to awards under the Stock Option Plan, as amended and restated, of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


      Signature                         Title                      Date


/s/ KATHLEEN S. PINSON          Controller and Director           May 20, 1998
---------------------------
    Kathleen S. Pinson

                                POWER OF ATTORNEY



         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher, Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8, relating to up to 375,000 additional shares of Common Stock that may be issued pursuant to awards under the Stock Option Plan, as amended and restated, of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Signature                       Title                         Date


/s/ WILBURN L. SMITH            President and Director           May 20, 1998
--------------------------
    Wilburn L. Smith


/s/ PETER K. GRUNEBAUM          Director                         May 20, 1998
--------------------------
    Peter K. Grunebaum


/s/ JOHN W. HAIL                Director                         May 20, 1998
--------------------------
    John W. Hail


/s/ DAVID A. SAVULA             Director                         May 20, 1998
--------------------------
    David A. Savula


/s/ SHIRLEY A. STONECIPHER      Director                         May 20, 1998
--------------------------
    Shirley A. Stonecipher